Exhibit 99.1

FOR IMMEDIATE RELEASE

ADA-ES ANNOUNCES 2011 ANNUAL SHAREHOLDERS MEETING AND REORGANIZATION

Littleton, CO – March 14, 2011 – ADA-ES, Inc. (NASDAQ:ADES) (“ADA” or the “Company”) today announced that it will hold its annual meeting of shareholders at 9:00 a.m. (local time) on May 25, 2011 at the Pinehurst Country Club, located at 6255 W. Quincy Avenue, Denver, Colorado. At the meeting, ADA shareholders will be asked, among other things, to consider and vote on a proposal to approve an agreement and plan of merger among a new holding company incorporated in Delaware named Advanced Emissions Solutions, Inc. (“ADES”), ADA and a subsidiary of ADES whereby ADA will merge with the new subsidiary and become a wholly owned subsidiary of the new holding company. In the merger, the current ADA shareholders will become stockholders of ADES on a one-for-one basis, holding the same number of shares and same ownership percentage after the reorganization as they held immediately prior to the reorganization. The reorganization generally will be tax-free for ADA shareholders. Shareholders of record on March 29, 2011 will be entitled to attend and vote at the annual meeting on the proposal to approve the merger agreement, which is more fully described in the proxy statement/prospectus relating to the meeting.

Upon completion of the reorganization, ADES would replace the present company as the publicly held corporation and it and its subsidiaries will conduct all of the operations we currently conduct. The directors and executive officers of ADA prior to the reorganization would be the same as the directors and executive officers of ADES following the reorganization. We expect that the shares of ADES common stock will trade on the NASDAQ Capital Market under the ticker symbol “ADES.”

Dr. Michael Durham, President and CEO of ADA, stated, “We believe the name Advanced Emissions Solutions more accurately reflects the scope of our current operations and our future direction. Since ADA spun out from Earth Sciences in 2003, we’ve become a prominent player in the pollutant control industry including emission control technology, equipment and chemicals that reduce emissions mercury, CO2 and other pollutants from coal-fired power plants, industrial boilers and cement kilns. Implementing the holding company structure will provide us with strategic, operational and financing flexibility and, by incorporating ADES in Delaware, we will be in a better position to take advantage of the flexibility, predictability and responsiveness that Delaware corporate law provides. We are enthusiastic about the significant opportunities for the Company that we expect to result from the release of the Toxics Rule (Utility MACT) by EPA later this week and believe the reorganization and new name better positions the Company to capitalize on these opportunities.”

If approved at the annual meeting, we expect that the reorganization will become effective on or about June 1, 2011. At the annual meeting, shareholders will also be asked to elect nine directors, ratify auditors, approve changes to ADA’s 2007 equity incentive plan and approve a new equity incentive plan for non-management employees.

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March 14, 2011

About ADA-ES

ADA-ES is a leader in clean coal technology and the associated specialty chemicals, serving the coal-fueled power plant industry. Our proprietary environmental technologies and specialty chemicals enable power plants to enhance existing air pollution control equipment, minimize mercury, CO2 and other emissions, maximize capacity, and improve operating efficiencies, to meet the challenges of existing and pending emission control regulations.

With respect to mercury emissions:

•	We supply activated carbon (“AC”) injection systems, mercury measurement instrumentation, and related services.

•	We are also a joint venture participant in ADA Carbon Solutions (“ADA-CS”), which has commenced operations at its state-of-the-art AC production facility.

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Under an exclusive development and licensing agreement with Arch Coal, we are developing and commercializing an enhanced Powder River Basin (“PRB”) coal with reduced emissions of mercury and other metals.

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Through our consolidated subsidiary, Clean Coal Solutions, LLC (“CCS”), we provide our patented refined coal technology, CyClean, to enhance combustion of and reduce emissions from burning PRB coals in cyclone boilers.

In addition, we are developing CO2 emissions technologies under projects funded by the U.S. Department of Energy (“DOE”) and industry participants.

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding the anticipated benefits, timing, tax effect and results of the annual shareholder meeting and reorganization; the trading symbol, stock market and directors and officers of ADES after the reorganization; and the expected timing and results of the EPA’s anticipated MACT rule. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations and legal challenges to them, reaction of our shareholders to the reorganization proposal and other factors discussed in greater detail in the proxy statement for the annual meeting and our other filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on our forward-looking statements and to consult filings we make with the SEC for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Additional Information

ADES and ADA have filed a registration statement that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed Delaware holding company reorganization. ADA SHAREHOLDERS ARE URGED TO READ CAREFULLY THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED DELAWARE HOLDING COMPANY REORGANIZATION. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about ADA, ADES and the proposed reorganization, from the SEC at the SEC’s

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website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about ADA, ADES and the proposed reorganization can be obtained without charge by directing a request to ADA-ES, Inc., 8100 SouthPark Way, Unit B, Littleton, Colorado, 80120 Attention: Secretary (telephone: (888) 822-8617) or accessing them on ADA’s corporate website at www.adaes.com.

ADA and its directors, executive officers, certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of ADA in favor of the proposed holding company reorganization. Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that ADA and ADES have filed and intend to file with the SEC in connection with the annual meeting of shareholders of ADA.

This press release is being made pursuant to and in compliance with the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities, nor shall there be any sale of the securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

Contacts:
ADA-ES, Inc.	Investor Relations Counsel
Michael D. Durham, Ph.D., MBA, President & CEO	The Equity Group Inc.
Mark H. McKinnies, CFO	www.theequitygroup.com
(303) 734-1727	Melissa Dixon
www.adaes.com	(212) 836-9613
MDixon@equityny.com
Linda Latman
(212) 836-9609
LLatman@equityny.com